UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2021

Runway Growth Finance Corp.

(Exact name of registrant as specified in its charter)

Maryland	000-55544	47-5049745
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

205 N. Michigan Ave., Suite 4200, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 281-6270

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RWAY	Nasdaq Global Select Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

In connection with Runway Growth Finance Corp.’s (the “Company”) initial public offering and listing (the “IPO”) of common stock, par value $0.01 per share (“Common Stock”), on the Nasdaq Global Select Market (“Nasdaq”) the Company’s board of directors (the “Board of Directors”) approved an amended and restated dividend reinvestment plan (the “New DRIP”) which became effective on October 25, 2021, concurrent with the IPO.

Pursuant to the new DRIP, among other changes, with respect to each cash dividend or distribution, the Board of Directors reserves the right to either issue new shares of Common Stock or purchase shares of Common Stock in the open market for the accounts of Participants (as defined in the New DRIP). If newly issued shares are used to implement the New DRIP, the number of shares to be issued to a shareholder will be determined by dividing the total dollar amount of the distribution payable to such Participant by the market price per share of the Company’s Common Stock at the close of regular trading of Nasdaq on the Payment Date (as defined in the New DRIP), or if no sale is reported for such day, the average of the reported bid and asked prices. However, if the market price per share on the Payment Date exceeds the most recently computed net asset value per share, the Company will issue shares at the greater of (i) the most recently computed net asset value per share and (ii) 95% of the current market price per share (or such lesser discount to the current market price per share that still exceeds the most recently computed net asset value per share).

If shares are purchased in the open market to implement the New DRIP, the number of shares to be issued to a Participant shall be determined by dividing the dollar amount of the distribution payable to such Participant by the weighted average price per share for all shares of Common Stock purchased by the plan administrator in the open market in connection with the dividend or distribution.

The foregoing summary of the New DRIP is qualified in its entirety by the full text of the New DRIP, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
10.1	Amended and Restated Dividend Reinvestment Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Runway Growth Finance Corp.

Date: October 27, 2021	By:	/s/ Thomas B. Raterman
Thomas B. Raterman
Chief Financial Officer, Treasurer and Secretary